Quarterly Holdings Report
for
Fidelity® Stock Selector All Cap Fund
December 31, 2022
FSS-NPRT1-0323
1.813022.118
Equity Central Funds - 100.0%
	Shares	Value ($) (000s)
Fidelity U.S. Equity Central Fund (a) (Cost $3,789,621)	43,841,969	4,531,506

Money Market Central Funds - 0.0%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 4.37% (b) (Cost $425)	425,085	425

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $3,790,046)	4,531,931
NET OTHER ASSETS (LIABILITIES) - 0.0%	(2,218)
NET ASSETS - 100.0%	4,529,713

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for Fidelity U.S. Equity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and available upon request or at the SEC's website at www.sec.gov. An unadited holdings lisiting for Fidelity Stock Selector All Cap Fund, which presents its pro-rata share of securities and other investments held indirectly through its investment in Fidelity U.S. Equity Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, Fidelity U.S. Equity Central Fund's most recent investments and financial statements are included at the end of this report as an attachment.

(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	425	-	-	4	-	-	425	0.0%
Fidelity U.S. Equity Central Fund	4,271,604	150,124	95,435	88,812	792	204,421	4,531,506	29.4%
Total	4,272,029	150,124	95,435	88,816	792	204,421	4,531,931

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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